UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 23, 2004

ALLTEL Corporation 401(k) Plan

(Exact name of registrant as specified in its charter)

Not Applicable	1-4996	34-0868285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ALLTEL Corporation
One Allied Drive
Little Rock, Arkansas 72202
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code	(501) 905-8000

Item 4. Changes in Registrant's Certifying Accountant

    On February 23, 2004, as authorized by the Audit Committee of the Board of Directors of ALLTEL Corporation, the ALLTEL Corporation 401(k) Plan (the "Plan") (1) engaged Moore Stephens Frost, PLC to serve as independent auditors for the Plan for the year ended December 31, 2003 and (2) dismissed the Plan's existing independent accountants PricewaterhouseCoopers LLP.

    The report of PricewaterhouseCoopers LLP on the Plan's financial statements as of and for the year ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

    In connection with its audit of the Plan's financial statements as of and for the year ended December 31, 2002, and through February 23, 2004, (i) there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its audit report on the Plan's financial statements as of and for the year ended December 31, 2002 and (ii) there have been no reportable events as defined in Regulation S-K Item 304 (a)(1)(v).

    The Plan has provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and has requested that PricewaterhouseCoopers LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers LLP agrees with the above statements. Attached as Exhibit 16.1 is a copy of such letter, dated May 21, 2004.

    The Plan's financial statements as of and for the year ended December 31, 2001 were audited by Arthur Andersen LLP, which has ceased operations. Arthur Andersen LLP expressed an unqualified opinion on the Plan's financial statements as of and for the year ended December 31, 2001. In connection with its audit of the Plan's financial statements as of and for the year ended December 31, 2001, (i) there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its audit report on the Plan's financial statements as of and for the year ended December 31, 2001 and (ii) there were no reportable events as defined in Regulation S-K Item 304 (a)(1)(v).

    During the years ended December 31, 2001 and 2002, and the subsequent interim period through February 23, 2004, the Plan did not consult with Moore Stephens Frost, PLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits

                  16.1 Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLTEL Corporation 401(k) Plan
(Registrant)

By: /s/ Jeffery R. Gardner
Jeffery R. Gardner
Executive Vice President - Chief Financial Officer
ALLTEL Corporation
May 21, 2004

3

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

16.1	Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

4